UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 11, 2008

Date of Report (Date of earliest event reported)
HLTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report or in the exhibits furnished with this Current Report, other than statements of historical fact, are forward-looking statements, including those regarding: preliminary fourth quarter results of WebMD Health Corp. (“WHC”) (which reflect what WHC currently expects to report and are subject to adjustment); WHC’s future financial results and other measures of WHC’s future performance; market opportunities and WHC’s ability to capitalize on them; the benefits expected from new products or services and from other potential sources of additional revenue; the potential merger transaction between HLTH and WHC (the “Potential Merger Transaction”); and the potential sales transactions with respect to ViPS and Porex (the “Potential Sales Transactions”). These statements speak only as of the date of this Current Report, are based on HLTH’s current plans and expectations, and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of WHC’s products and services; relationships with customers and strategic partners; and changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet and information technology industries. Further information about these matters can be found in our other Securities and Exchange Commission filings. In addition, there can be no assurances regarding: whether HLTH and WHC will proceed with the Potential Merger Transaction or any other transaction relating to HLTH’s ownership interest in WHC or as to the timing or terms of any such transaction; whether HLTH will proceed with the Potential Sales Transactions or as to the timing or terms of such transactions. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 2.02.	Results of Operations and Financial Condition
     On February 11, 2008, HLTH Corporation and WebMD Health Corp. (which we refer to in this Current Report as WHC) issued a joint press release that provided information regarding WHC’s preliminary results for the quarter ended December 31, 2007 under the heading “WebMD Fourth Quarter and Full Year 2007 Preliminary Financial Results.” HLTH owns approximately 84% of the outstanding common stock of WHC. A copy of the press release is incorporated by reference, as Exhibit 99.1 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     The information regarding WHC’s results for the fourth quarter of 2007 included in Exhibit 99.1 is preliminary. During WHC’s closing process and preparation of final consolidated financial statements and related notes, it may identify items that would require it to make adjustments to that information.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 11, 2008, HLTH Corporation announced that Kevin M. Cameron, its Chief Executive Officer, is beginning a medical leave. Martin J. Wygod, Chairman of the Board of HLTH, has assumed the additional role of Acting Chief Executive Officer of HLTH. To the extent required by Item 5.02 of Form 8-K, the information regarding Mr. Wygod included in the Proxy Statement for HLTH’s 2007 Annual Meeting (filed by HLTH on August 14, 2007) is incorporated by reference herein pursuant to General Instruction B.3 of Form 8-K.

Item 7.01.	Regulation FD Disclosure
     A copy of the Financial Guidance Summary that accompanied the press release referred to in Item 2.02 is incorporated by reference, as Exhibit 99.2 hereto, from Exhibit 99.2 to the Current Report on Form 8-K filed today by WHC. A copy of Annex A to the press release, entitled “Explanation of Non-GAAP Financial Measures,” is incorporated by reference, as Exhibit 99.3 hereto, from Exhibit 99.3 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.2 and 99.3 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events
     In November 2007, HLTH indicated that it was evaluating potential transactions that would allow HLTH’s stockholders to participate more directly in the ownership of WHC’s stock and would be making a proposal to a Special Committee formed by the Board of Directors of WHC regarding a potential merger. On February 11, 2008, HLTH announced that it has not yet been able to reach agreement with the Special Committee and its advisors on mutually acceptable terms for a merger and that it plans to continue negotiations for a short period of time. After such period, the process is expected to conclude, whether or not an agreement is reached. There can be no assurance that a transaction will be agreed upon or ultimately consummated.
     HLTH has received a great deal of interest from potential strategic buyers for both ViPS and Porex since announcing that HLTH was considering selling those businesses. HLTH will be seeking formal offers for these businesses from potential buyers and plans to continue that process whether or not an agreement is reached with respect to the merger with WHC. However, there can be no assurance that a transaction will be agreed upon or ultimately consummated with respect to ViPS or Porex.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Press Release, issued February 11, 2008, regarding the WebMD Health Corp.’s preliminary fourth quarter results, 2008 financial guidance and other matters (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 13, 2008)

99.2	Financial Guidance Summary accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 13, 2008)

99.3	Annex A to Exhibits 99.1 and 99.2 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 13, 2008)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: February 13, 2008	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, issued February 11, 2008, regarding WebMD Health Corp.’s preliminary fourth quarter results, 2008 financial guidance and other matters (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 13, 2008)

99.2	Financial Guidance Summary accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 13, 2008)

99.3	Annex A to Exhibits 99.1 and 99.2 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 13, 2008)